SUPPLEMENT DATED DECEMBER 22, 2022

TO THE PROSPECTUS DATED MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the Variable Account Options subsection of the prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective immediately, two sub-subadvisers have been added to the VALIC Company I International Opportunities Fund (the “Fund”). Accordingly, as it pertains to the Fund, the Adviser/Sub-Adviser information in the list of Variable Account Options is updated as shown below.

Adviser: VALIC

Sub-Advisers: Delaware Investment Fund Advisers and Massachusetts Financial Services Company

Sub-Subadvisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.